EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the use in the Form 10-SB Registration Statement, of Exodus Acquisition Corporation our report as of and for the period ended March 15, 2000 dated March 20, 2000, relating to the financial statements of FIGHTON SUCCESSION CORPORATION which appears in such Form 10-SB.

                                            /s/Weinberg & Company, P.A.
                                            ---------------------------
                                            WEINBERG & COMPANY, P.A.
                                            Certified Public Accountants

Boca Raton, Florida
March 20, 2000

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